SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                  July 26, 2001
 -------------------------------------------------------------------------------
                (Date of Report, date of earliest event reported)



                           TITANIUM METALS CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



Delaware                        0-28538                         13-5630895
--------------------------------------------------------------------------------
(State or other               (Commission                       (IRS Employer
jurisdiction of                File Number)                      Identification
incorporation)                                                   Number)



1999 Broadway, Suite 4300, Denver, CO                              80202
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)


                                 (303) 296-5600
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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             (Former name or address, if changed since last report)

Item 5:           Other Events

     On July 26, 2001 the Registrant issued the press release attached hereto as
Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by Registrant regarding selling price increases.


Item 7:       Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

              Item No.   Exhibit List
              --------  --------------------------------------------------------

                99.1     Press Release dated July 26, 2001 issued by Registrant.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          TITANIUM METALS CORPORATION
                                         (Registrant)




                                       By: /s/ Joan H. Prusse
                                          -------------------------------
                                          Joan H. Prusse
                                          Vice President, Deputy General Counsel
                                               and Secretary


Date: July 26, 2001

                                                                    EXHIBIT 99.1

                                  PRESS RELEASE


FOR IMMEDIATE RELEASE                                CONTACT:

Titanium Metals Corporation                         Mark A. Wallace
1999 Broadway, Suite 4300                           Executive Vice President &
Denver, Colorado 80202                                 Chief Financial Officer
                                                   (303) 296-5615


                         TIMET ANNOUNCES PRICE INCREASES

     DENVER, COLORADO . . . July 26, 2001 . . . Titanium Metals Corporation ("TIMET") (NYSE: TIE) announced selling price increases on new orders for certain grades of commercially pure and alloy titanium ingot and alloy forged products. These price increases are expected to range from 15% to 20% on applicable products, and reflect continued increases in certain manufacturing costs, as well as the need to provide for increased capital investments. Additionally, TIMET will continue to reduce or eliminate current pricing discounts on certain products.

     The price increases are effective immediately, but will not apply to certain industrial products or to orders under agreements with customers that include specific provisions governing selling prices. TIMET is currently accepting orders for delivery in 2002.

     Titanium Metals Corporation, headquartered in Denver, Colorado, is a leading worldwide integrated producer of titanium metal products. Information on TIMET is available on the World Wide Web at http://www.timet.com/.

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